UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2005
CSB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 West Jackson Street, P.O. Box 232,
Millersburg, Ohio	44654

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 674-9015
Not Applicable
(Former Name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CSB Bancorp, Inc.
Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan.
     This Current Report discloses a blackout period being imposed on directors and executive officers of CSB Bancorp, Inc. (the “Company”) pursuant to Section 306(a) of Sarbanes-Oxley.
     The blackout period is imposed in connection with transitioning the record keeping services for (i) The Profit Sharing and 401(k) Savings Retirement Plan and Trust of The Commercial & Savings Bank of Millersburg, a wholly-owned subsidiary of the Company. The period is expected to begin on November 14, 2005 and end on December 30, 2005. On November 1, 2005, the Company sent a notice to its directors and executive officers informing them of the blackout period dates. Affected directors and executive officers of the Company will be prohibited from directly or indirectly acquiring, disposing of or transferring any equity securities of the Company acquired by them in connection with their service and/or employment with the Company in such capacities, during the blackout period. The notice was sent to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002.
     A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.
(c) Exhibits: 99.1 Notice of Imposition of Blackout Period Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 dated November 1, 2005.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

CSB BANCORP, INC.
	By:	/s/ John J. Limbert
Date: November 1, 2005		President and Chief Executive Officer